UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2021

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

15505 Wright Brothers Drive
Addison
Texas		75001
(Address of principal executive offices)		(Zip Code)

(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WING	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 27, 2021, Wingstop Inc. (the “Company”) announced the promotion of its Executive Vice President and Chief Financial Officer, Michael Skipworth, to President and Chief Operating Officer, and Alex Kaleida to Chief Financial Officer and Senior Vice President, effective immediately. Mr. Skipworth succeeds Mahesh Sadarangani, the Company’s current Chief Operating Officer, who tendered on August 23, 2021 his resignation to become Chief Executive Officer of a private equity sponsored, non-competitive company.

Mr. Kaleida, age 43, has served as the Company’s Vice President, FP&A since March 2019, where his responsibilities grew over time to include leading and overseeing FP&A, Internal Audit and Investor Relations. Prior to joining the Company, he served in various finance and strategic leadership positions with increasing responsibility at The Wendy’s Company from January 2014 until March 2019, where he was promoted to Senior Director, Corporate FP&A and Operations Finance reporting to the CFO. Prior to his time at The Wendy’s Company, he served in various positions at H.J. Heinz Company, where his responsibilities ranged from accounting to finance leadership roles across North American consumer products and food service business units as well as global strategy.

Biographical information for Mr. Skipworth, 43, required by Item 5.02(c) of Form 8-K has been previously reported in the “Executive Officers” section of the 2021 Proxy Statement and is incorporated by reference into this Item 5.02.

As an executive officer, Mr. Kaleida is eligible to participate in all benefit programs offered by the Company to similarly situated executives and will participate in the Company’s Executive Severance Plan, as more particularly described in the Company’s 2021 Proxy Statement.

As of the filing of this Current Report on Form 8-K, the Board has not determined the compensation for Mr. Skipworth or Mr. Kaleida in their new roles. The Company will file the foregoing information after the information is determined or becomes available.
ITEM 7.01. REGULATION FD DISCLOSURE.
On August 27, 2021, the Company issued a press release (the “Press Release”) announcing the promotions of Mr. Skipworth and Mr. Kaleida and the resignation of Mr. Sadarangani. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
99.1	Press release, dated August 27, 2021 (furnished pursuant to Item 7.01)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.

Date:	August 27, 2021	By:	/s/ Albert McGrath
Senior Vice President